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                                                                  EXHIBIT 10.3


                       PONCHATOULA HOMESTEAD SAVINGS, F.A.
                           1996 MANAGEMENT RECOGNITION

                     PLAN FOR DIRECTORS AND TRUST AGREEMENT

                                    ARTICLE I
                       ESTABLISHMENT OF THE PLAN AND TRUST

         1.01 Ponchatoula Homestead Savings, F.A. (the "Association") hereby establishes the 1996 Management Recognition Plan for Directors (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this 1996 Management Recognition Plan for Directors and Trust Agreement (the "Agreement").

         1.02 The Trustees hereby accept this Trust and agree to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                               PURPOSE OF THE PLAN

     2.01 The purpose of the Plan is to improve the growth and profitability of the Association by providing non-employee directors with a proprietary interest in the Association as compensation for their contributions to the Association and as an incentive to make such contributions in the future.

                                   ARTICLE III

                                   DEFINITIONS

         The following words and phrases when used in this Agreement, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

         3.01 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

         3.02     "Board" means the Board of Directors of the Association.

         3.03     "Code" means the Internal Revenue Code of 1986, as amended.

         3.04 "Committee" means the entire Board of Directors of the Association which administers the Plan pursuant to Article IV hereof.


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         3.05 "Common Stock" means shares of common stock, par value $.10 per share, of the Association.

         3.06 "Disability" means any physical or mental impairment which qualifies a Non-employee Director for disability benefits under the applicable long-term disability plan maintained by the Association or any Subsidiary or, if no such plan applies, which would qualify such Non-employee Director for disability benefits under the Federal Social Security System.

         3.07 "Effective Date" means the date on which the stockholders of the Association approve this Plan.

         3.08 "Employee" means any person who is employed by the Association or any Subsidiary, including officers or other employees who may be directors of the Association.

         3.09 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         3.10 "Non-employee Director" means a member of the Board who is not an Employee.

         3.11 "Offering" means the offer and sale of 143,760 shares of Common Stock to the public pursuant to the Stock Issuance Plan adopted by the Association in connection with the reorganization of Ponchatoula Homestead Association into the mutual holding company form of organization.

         3.12 "Plan Shares" or "Shares" means shares of Common Stock held in the Trust which may be distributed to a Recipient pursuant to the Plan.

         3.13 "Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII.

         3.14 "Recipient" means a Non-employee Director who receives a Plan Share Award under the Plan.

         3.15 "Retirement" means a termination of service upon or after attainment of age sixty-five (65) or such earlier age as may be specified in applicable plans or policies of the Association or in a Recipient's Plan Share Award.

         3.16     "Subsidiary" means any subsidiaries of the Association.

         3.17 "Trustee" or "Trustees" means the person or persons (which may be members of the Committee), or firm or other entity, nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02, to hold legal title to the Plan assets for the purposes set forth herein.

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                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

         4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall consist of the members of the entire Board. The Committee shall have all of the powers allocated to it in this and other sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall appoint one or more persons (which may be from among its members), or a firm or other entity, to act as Trustee(s) in accordance with the provisions of this Plan and Trust and the terms of Article VIII hereof.

         4.02 Role of the Board. The Trustee or Trustees shall be appointed or approved by, and will serve at the pleasure of, the Committee. The Committee may in its discretion from time to time remove, replace or add Trustees.

         4.03 Limitation on Liability. No member of the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Association shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Association and any Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         4.04 Compliance with Laws and Regulations. All awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or stockholders as may be required. The Association shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Association shall, in its sole discretion, determine to be necessary or advisable.

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                                    ARTICLE V
                                  CONTRIBUTIONS

     5.01 Amount and Timing of Contributions. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Association to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Non-employee Directors shall be permitted.

         5.02 Investment of Trust Assets; Number of Plan Shares. Subject to
Section 8.02 hereof, the Trustees shall invest all of the Trust's assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan in the first year following the Effective Date, subject to adjustment as provided in Section 9.01 hereof, shall not exceed 1,437 shares, which equals 1.0% of the shares of Common Stock issued by the Association in the Offering (rounded down to the nearest whole number), which shares shall be acquired by the Trust following receipt of stockholder approval of the Plan with funds contributed by the Association.

                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

         6.01 Eligibility. Plan Share Awards shall be made to each Non-employee Director.

                  (a) Initial Allocation. A Plan Share Award shall be allocated to each Nonemployee Director as of the Effective Date. Specifically, each Non-employee Director shall receive a Plan Share Award for the number of whole shares of Common Stock (rounded down to the nearest whole number) determined by multiplying the number of shares of Common Stock which may be issued pursuant to this Plan by 90% and dividing such product by the number of Non-employee Directors of the Association at such time.

                  (b) Grant on One-Year Anniversary Date. A Plan Share Award shall be allocated to each Non-employee Director on the one-year anniversary of the Effective Date. Specifically, each Non-employee Director shall receive a Plan Share Award for the number of whole shares of Common Stock (rounded down to the nearest whole number) determined by dividing the remaining number of shares of Common Stock which may be issued pursuant to this Plan by the number of Non-employee Directors at such time.

                  (c) Subsequent Grants. In the event any Plan Share Awards granted to a Non-employee Director expire or terminate for any reason before they have been earned in full, the unearned shares subject to those expired or terminated Plan Share Awards shall be granted to persons who become a Non-employee Director for the first time following the date Plan Share Awards are granted pursuant to Section 6.01(b) above, as follows: (1) on the date such person is first appointed or elected as a Non-employee Director, he shall receive a Plan Share Award for 100 shares or such lesser number of shares as may be available for grants under the Plan;

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and (2) if such person does not receive a Plan Share Award for 100 shares as of the date he is first appointed or elected as a Non-employee Director because sufficient shares were not available, he shall receive one or more additional grants as of each day, if any, that a Plan Share Award subsequently expires or terminates until the number of Plan Share Awards granted to him shall aggregate 100 shares.

         6.02 Form of Allocation. As promptly as practicable after a Plan Share Award is to be issued, the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. Such terms shall be reflected in a written agreement with the Recipient. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

                                   ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

         7.01     Earning Plan Shares; Forfeitures.

         (a) General Rules. Except as set forth below, Plan Shares subject to an Award shall be earned by a Recipient at the rate of twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award. If service as a director by a Recipient is terminated prior to the fifth annual anniversary of the date of grant of a Plan Share Award for any reason (except as specifically provided in subsections (b), (c) and (d) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned.

         In determining the number of Plan Shares which are to be earned, fractional Shares shall be rounded down to the nearest whole number, provided that such fractional Shares shall be aggregated and distributed on the fifth annual anniversary of the date of grant.

         (b) Exception for Terminations Due to Death, Disability and Retirement. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose service as a director of the Association terminates due to death, Disability or Retirement shall be deemed earned as of the Recipient's last day of service with the Association and shall be distributed as soon as practicable thereafter; provided, however, that no Awards shall be distributed prior to six months from the date of grant of the Plan Share Award.

         (c) Exception for Terminations after a Change in Control. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed to be earned in the event of a "change in control of the Association". A "change in control of the Association" is defined as a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, or any successor thereto, whether or not

                                       5

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the Association in fact is required to comply with Regulation 14A thereunder;
provided however, that a reorganization of the Association from the mutual holding company form of organization to the stock holding company form of organization shall not constitute a change in control of the Association.

         (d) Revocation for Misconduct. Notwithstanding anything herein to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been distributed hereunder to the Recipient, whether or not yet earned, in the case of any Non-employee Director who is removed from service as a director of the Association for cause (as hereinafter defined). Removal shall be deemed to be for cause if the Non-employee Director has been convicted of a felony by a court of competent jurisdiction or has been adjudged by a court of competent jurisdiction to be liable for gross negligence or misconduct in the performance of his duties to the Association or any Subsidiary.

         7.02 Distribution of Dividends. Any cash dividends or stock dividends declared in respect of each Plan Share held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Recipient on whose behalf such Plan Share is then held by the Trust.

         7.03     Distribution of Plan Shares.

         (a) Timing of Distributions: General Rule. Except as provided in
Section 7.03(b), Plan Shares shall be distributed to a Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned, provided, however, that no Plan Shares shall be distributed to a Recipient or Beneficiary pursuant to a Plan Share Award within six months from the date on which that Plan Share Award was granted to such person.

                  (b) Timing: Exception for 10% Stockholders. Notwithstanding
Section 7.03(a) above, no Plan Shares may be distributed prior to the date which is five years from the date of consummation of the Offering to the extent the Recipient or Beneficiary, as the case may be, would after receipt of such Shares own in excess of 10% of the issued and outstanding shares of Common Stock. Any Plan Shares remaining undistributed solely by reason of the operation of this
Section 7.03(b) shall be distributed to the Recipient or his Beneficiary on the date which is five years from the date of consummation of the Offering.

                  (c) Form of Distributions. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

                  (d) Withholding. The Trustees may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustees may

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require the Recipient or Beneficiary to pay to the Trustees the amount required to be withheld as a condition of delivering the Plan Shares. The Trustees shall pay over to the Association or any Subsidiary which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

                  (e) Restrictions on Selling of Plan Shares. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Following distribution, the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Committee, upon the advice of counsel, may deem appropriate.

         7.04 Voting of Plan Shares. After a Plan Share Award has been made, the Recipient shall be entitled to direct the Trustees as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. If the Recipient does not direct the Trustees as to the voting of Plan Shares which have not yet been earned and distributed pursuant to Section 7.03, such shares shall not be voted by the Trustees. In the event a tender offer is made for Plan Shares, the Trustees shall tender Plan Shares held by the Plan which have not yet been earned and distributed in accordance with instructions from the Recipient.

                                ARTICLE VIII
                                    TRUST

         8.01 Trust. The Trustees shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

         8.02 Management of Trust. It is the intent of this Plan and Trust that the Trustees shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustees shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except (i) to the extent that the Trustees determine that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust and (ii) contributions to the Trust by the Association may be temporarily invested in such interest-bearing account or accounts as the Trustees shall determine to be appropriate. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

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         (a) To invest up to one hundred percent (100%) of all Trust assets in
Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustees are authorized to purchase Common Stock from the Association or from any other source, and such Common Stock so purchased may be outstanding, newly issued or treasury shares.

         (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

         (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

         (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

         (e) To hold cash without interest in such amounts as may in the opinion of the Trustees be reasonable for the proper operation of the Plan and Trust.

         (f) To employ brokers, agents, custodians, consultants and accountants.

         (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

         (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

         Notwithstanding anything herein contained to the contrary, the Trustees shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of a court for the exercise of any power herein contained, or to give any bond.

         8.03 Records and Accounts. The Trustees shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

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         8.04 Expenses. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Association.

         8.05 Indemnification. Subject to the requirements of applicable laws and regulations, the Association shall indemnify, defend and hold the Trustees harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustees' powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

                                   ARTICLE IX
                                  MISCELLANEOUS

         9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the Offering resulting from any split, subdivision or consolidation of shares or other capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration by the Association.

         9.02 Amendment and Termination of Plan. The Board may, by resolution, at any time amend or terminate the Plan, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of a Plan Share Award, alter or impair any Plan Share Award previously granted under this Plan as specifically authorized herein. Termination of this Plan shall not affect Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they (a) have been fully earned, (b) are surrendered, or (c) expire or are forfeited in accordance with their terms. Notwithstanding anything contained in this Plan to the contrary, the provisions of Articles VI and VII of this Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated under such statutes.

         9.03 Nontransferable. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 6.02. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Association or any Subsidiary be subject to any claim for benefits hereunder.

         9.04 Service Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustees, the Committee or the Board in connection with the Plan shall create any right on the part of any Non-employee Director to continue as such.

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         9.05 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and
7.04 above, prior to the time said Plan Shares are actually earned and distributed to him.

         9.06 Governing Law. To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the State of Louisiana.

         9.07 Effective Date. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder as of or after the Effective Date and as long as the Plan remains in effect.

         9.08 Term of Plan. This Plan shall remain in effect until the earlier of (1) ten (10) years from the Effective Date, (2) termination by the Board, or
(3) the distribution to Recipients and Beneficiaries of all assets of the Trust.

         9.09 Tax Status of Trust. It is intended that the trust established hereby be treated as a Grantor Trust of the Association under the provisions of
Section 671 et seq. of the Code, as the same may be amended from time to time.

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         IN WITNESS WHEREOF, the Association has caused this Agreement to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, and the initial Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this __ day of February 1996.

                       PONCHATOULA HOMESTEAD SAVINGS, F.A.

Attest:\s\Barbara B. Theriot               By:   \s\ Lawrence C. Caldwell, Jr.
       ----------------------                 --------------------------------
       Barbara B. Theriot                        Lawrence C. Caldwell, Jr.
       Secretary                                 President and Chief Executive
                                                  Officer

                                                  TRUSTEES:

                                                 \s\John C. Bohning
                                                 ------------------------------
                                                 John C. Bohning

                                                 \s\Harry J. Gabriel, Jr.
                                                 ------------------------------
                                                 Harry J. Gabriel, Jr.

                                                 \s\Paul C. Granier
                                                 ------------------------------
                                                 Paul C. Granier

                                                 \s\Allen B. Pierson, Jr.
                                                 ------------------------------
                                                 Allen B. Pierson, Jr.

                                                 \s\Milton J. Schanzbach
                                                 ------------------------------
                                                 Milton J. Schanzbach

                                                 \s\Henry S. Yawn
                                                 ------------------------------
                                                 Henry S. Yawn

                                       11